Description Of Business	12 Months Ended
Dec. 31, 2012
Description Of Business

1. Description of Business

Elan Corporation, plc, is an Irish public limited company (also referred to hereafter as we, our, us, Elan or the Company), headquartered in Dublin, Ireland. We were incorporated as a private limited company in Ireland in December 1969 and became a public limited company in January 1984. Our principal executive offices are located at Treasury Building, Lower Grand Canal Street, Dublin 2, Ireland and our telephone number is 353-1-709-4000.

On February 6, 2013, we announced that we have entered into an asset purchase agreement with an affiliate of Biogen Idec Inc. (the “Asset Purchase Agreement”) to transfer to Biogen Idec Inc. (Biogen Idec) all Tysabri® intellectual property (IP) and other assets related to the development, manufacturing and commercialization of Tysabri (natalizumab) and other products licensed to Biogen Idec and its affiliates under our collaboration arrangement with Biogen Idec (the “Tysabri Transaction”). As a result of this transaction, Biogen Idec and its affiliates will have sole authority over and exclusive worldwide rights to the development, manufacturing and commercialization of Tysabri. In accordance with the terms of the transaction, upon consummation of the transaction, the existing collaboration arrangements with Biogen Idec will be terminated and Biogen Idec will pay to us an upfront payment of $3.25 billion and continuing royalties on Tysabri in-market sales. We will earn a royalty of 12% of global net sales of Tysabri during the first 12 months following the closing of the transaction. Thereafter, we will earn a royalty of 18% of global net sales up to $2.0 billion each year, and a 25% royalty on annual global net sales above $2.0 billion. The transaction is expected to close in the first half of 2013, subject to the satisfaction of certain conditions, including customary regulatory approvals.